                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2002



                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-15343                  73-1462856
     (State or other             (Commission              (I.R.S. Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)


 One Technology Center, Tulsa, Oklahoma                           74103
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code: 918-547-6000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         In connection with the Chapter 11 case filed on April 22, 2002, in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") by Williams Communications Group, Inc. (the "Registrant"), and one of its subsidiaries, CG Austria, Inc., the Registrant announced on July 26, 2002, that it had entered into a Settlement Agreement with the Official Committee of Unsecured Creditors, The Williams Companies, Inc., and Leucadia National Corporation. The Registrant also announced a number of agreements entered into in conjunction with the Settlement Agreement, including, among others, an agreement with Leucadia National Corporation ("Leucadia"), whereby Leucadia would make an investment of $150 million in the Registrant, and an agreement providing for Leucadia's purchase of certain rights associated with claims of The Williams Companies, Inc., against the Registrant for the purchase price of $180 million.

         On July 27, 2002, the Registrant and the Official Committee of Unsecured Creditors filed the Settlement Agreement and its exhibits with the Bankruptcy Court as an exhibit to the Joint Motion of Debtors and Committee Pursuant to Bankruptcy Rule 9019 for an Order Approving Settlement Agreement.

Item 7.    Financial Statements and Exhibits.

           The Registrant files the following exhibits as part of this report:

           Exhibit 99.1 Joint Motion of Debtors and Committee Pursuant to Bankruptcy Rule 9019 for an Order Approving Settlement Agreement filed on July 27, 2002, by the Registrant, CG Austria, Inc., and the Official Committee of Unsecured Creditors.

           Exhibit 99.2 Settlement Agreement among the Registrant, CG Austria, Inc., the Official Committee of Unsecured Creditors, The Williams Companies, Inc., and Leucadia National Corporation dated July 26, 2002, filed with the Bankruptcy Court as Exhibit A to the Joint Motion.

           Exhibit 99.3 Form of the First Amended Joint Chapter 11 Plan, filed with the Bankruptcy Court as Exhibit 1 to the Settlement Agreement.

           Exhibit 99.4 Leucadia Investment Agreement between the Registrant and Leucadia National Corporation dated July 26, 2002, filed with the Bankruptcy Court as
                             Exhibit 2 to the Settlement Agreement.

           Exhibit 99.5 Leucadia Claims Purchase Agreement between Leucadia National Corporation and The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 3 to the Settlement Agreement.

           Exhibit 99.6 Building Purchase Agreement among the Registrant, Williams Headquarters Building Company, Williams Technology Center, LLC, Williams Communications, LLC, and Williams Aircraft Leasing, LLC, dated July 26, 2002, filed with the Bankruptcy Court as
                             Exhibit 4 to the Settlement Agreement.

           Exhibit 99.7 List of TWC Continuing Contracts, filed with the Bankruptcy Court as Exhibit 5 to the Settlement Agreement.

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           Exhibit 99.8      Agreement for the Resolution of Continuing Contract
                             Disputes among the Registrant, Williams
                             Communications, LLC, and The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 6 to the Settlement Agreement.

           Exhibit 99.9 Tax Cooperation Agreement between the Registrant and The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 7 to the Settlement Agreement.

           Exhibit 99.10 License Amendment between the Registrant and The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 8 to the Settlement Agreement.

           Exhibit 99.11 WilTel Assignment between Williams Information Services Corporation and Williams Communications, LLC, dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 9 to the Settlement Agreement.

           Exhibit 99.12 Guaranty Indemnification Agreement between the Registrant and The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as
                             Exhibit 10 to the Settlement Agreement.

           Exhibit 99.13 Copy of the Registrant's press release dated July 26, 2002, publicly announcing the items reported herein.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WILLIAMS COMMUNICATIONS GROUP, INC.



                                 /s/ P. DAVID NEWSOME, JR.
Date: July 31, 2002              ----------------------------------------------
                                 Name:  P. David Newsome, Jr.
                                 Title: General Counsel and Corporate Secretary







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                                Index to Exhibits

Exhibit
Number                Description
------                -----------

Exhibit 99.1      Joint Motion of Debtors and Committee Pursuant to Bankruptcy
                  Rule 9019 for an Order Approving Settlement Agreement filed on
                  July 27, 2002, by the Registrant, CG Austria, Inc., and the
                  Official Committee of Unsecured Creditors.

Exhibit 99.2 Settlement Agreement among the Registrant, CG Austria, Inc., the Official Committee of Unsecured Creditors, The Williams
                  Companies, Inc., and Leucadia National Corporation dated July
                  26, 2002, filed with the Bankruptcy Court as Exhibit A to the Joint Motion.

Exhibit 99.3 Form of the First Amended Joint Chapter 11 Plan, filed with the Bankruptcy Court as Exhibit 1 to the Settlement Agreement.

Exhibit 99.4      Leucadia Investment Agreement between the Registrant and
                  Leucadia National Corporation dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 2 to the Settlement Agreement.

Exhibit 99.5      Leucadia Claims Purchase Agreement between Leucadia National
                  Corporation and The Williams Companies, Inc., dated July 26,
                  2002, filed with the Bankruptcy Court as Exhibit 3 to the Settlement Agreement.

Exhibit 99.6      Building Purchase Agreement among the Registrant, Williams
                  Headquarters Building Company, Williams Technology Center,
                  LLC, Williams Communications, LLC, and Williams Aircraft
                  Leasing, LLC, dated July 26, 2002, filed with the Bankruptcy
                  Court as Exhibit 4 to the Settlement Agreement.

Exhibit 99.7      List of TWC Continuing Contracts, filed with the Bankruptcy
                  Court as Exhibit 5 to the Settlement Agreement.

Exhibit 99.8 Agreement for the Resolutions of Continuing Contract Disputes among the Registrant, Williams Communications, LLC, and The
                  Williams Companies, Inc., dated July 26, 2002, filed with the
                  Bankruptcy Court as Exhibit 6 to the Settlement Agreement.

Exhibit 99.9      Tax Cooperation Agreement between the Registrant and The
                  Williams Companies, Inc., dated July 26, 2002, filed with the
                  Bankruptcy Court as Exhibit 7 to the Settlement Agreement.

Exhibit 99.10     License Amendment between the Registrant and The Williams
                  Companies, Inc., dated July 26, 2002, filed with the
                  Bankruptcy Court as Exhibit 8 to the Settlement Agreement.

Exhibit 99.11     WilTel Assignment between Williams Information Services
                  Corporation and Williams Communications, LLC, dated July 26,
                  2002, filed with the Bankruptcy Court as Exhibit 9 to the Settlement Agreement.

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
Exhibit 99.12     Guaranty Indemnification Agreement between the Registrant and
                  The Williams Companies, Inc., dated July 26, 2002, filed with the Bankruptcy Court as Exhibit 10 to the Settlement
                  Agreement.

Exhibit 99.13 Copy of the Registrant's press release dated July 26, 2002, publicly announcing the items reported herein.